Prospectus Supplement	July 10, 2015

Putnam Dynamic Asset Allocation Equity Fund
Prospectus dated September 30, 2014

The sub-section Your fund's management in the section Fund summary and the sub-section The fund’s investment manager in the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now James Fetch, Robert Kea, Robert Schoen and Jason Vaillancourt.

Additional information regarding the portfolio managers, including their business experience during the last five years, is set forth in the prospectus.

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

PUTNAM INVESTMENTS	295836 -7/15